Exhibit 10.7

FIRST AMENDMENT

TO

UNIT PURCHASE OPTION

This Amendment Agreement (this “Agreement”) is entered into with respect to the Unit Purchase Option for the purchase of 1,562,500 Units of Global BPO Services Corp., (the “Company”) dated October 23, 2007 (the “Purchase Option”), by and between Global BPO Services Corp., and Deutsche Bank Securities Inc. (“Deutsche Bank”), on behalf of Robert W. Baird & Co. (“Baird”) or either of their designees (together with Deutsche Bank and Baird, the “Holders”). Capitalized terms herein not otherwise defined herein shall have the meanings ascribed to them in the Purchase Option.

WHEREAS, Section 3.1 of the Purchase Option prohibits the transfer or sale of the Purchase Option for a period of one year from the Effective Date to anyone other than Deutsche Bank, Baird or an underwriter or selected dealer in connection with the initial public offering of the Company, or an officer or partner of Deutsche Bank, Baird or any of such underwriter or selected dealer;

WHEREAS, Company now desires to purchase from the Holders and the Holders now desire to sell to the Company the Purchase Option for an aggregate price of $100; and

WHEREAS, pursuant to Section 9.1 of the Purchase Option, the Purchase Option may be amended upon the written consent of the parties.

NOW, THEREFORE, in consideration good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Purchase Option is amended as follows:

(a) The cover page caption of the Purchase Option is deleted in its entirety and the following substituted in its place:

THE REGISTERED HOLDER OF THIS PURCHASE OPTION, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS PURCHASE OPTION EXCEPT AS HEREIN PROVIDED AND THE REGISTERED HOLDER OF THIS PURCHASE OPTION AGREES THAT IT WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE OR HYPOTHECATE THIS PURCHASE OPTION FOR A PERIOD OF ONE YEAR FOLLOWING THE EFFECTIVE DATE (DEFINED BELOW) TO ANYONE OTHER THAN (I) DEUTSCHE BANK SECURITIES INC., ROBERT W. BAIRD & CO. OR AN UNDERWRITER OR A SELECTED DEALER IN CONNECTION WITH THE OFFERING (DEFINED BELOW), (II) A BONA FIDE OFFICER OR PARTNER OF DEUTSCHE BANK SECURITIES INC., ROBERT W. BAIRD & CO. OR OF ANY SUCH UNDERWRITER OR SELECTED DEALER, OR (III) GLOBAL BPO SERVICES CORP. (THE “COMPANY”). THIS PURCHASE OPTION IS NOT EXERCISABLE PRIOR TO THE LATER OF (I) THE CONSUMMATION BY THE COMPANY OF A MERGER, CAPITAL STOCK EXCHANGE, ASSET OR STOCK ACQUISITION, EXCHANGEABLE SHARE

TRANSACTION OR OTHER SIMILAR BUSINESS COMBINATION (“BUSINESS COMBINATION”) (AS DESCRIBED MORE FULLY IN THE COMPANY’S REGISTRATION STATEMENT (DEFINED BELOW)) AND (II) OCTOBER 17, 2008. VOID AFTER 5:00 P.M. NEW YORK CITY LOCAL TIME, OCTOBER 17, 2011.

(b) Section 3.1 is deleted in its entirety and the following substituted in its place:

General Restrictions. The registered Holder of this Purchase Option, by its acceptance hereof, agrees that it will not sell, transfer, assign, pledge or hypothecate, or enter into any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of, this Purchase Option for a period of one year following the Effective Date to anyone other than (i) Deutsche Bank Securities Inc., Robert W. Baird & Co. or an underwriter or a selected dealer in connection with the Offering, (ii) a bona fide officer or partner of Deutsche Bank Securities Inc., Robert W. Baird & Co. or of any such underwriter or selected dealer, or (iii) the Company. On and after the first anniversary of the Effective Date, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Purchase Option and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five business days transfer this Purchase Option on the books of the Company and shall execute and deliver a new Purchase Option or Purchase Options of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Units purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Unit Purchase Option as of the date set forth below.

DEUTSCHE BANK SECURITIES INC.

	By:	/s/ John Shaw
Date:	Name:	John Shaw
	Title:	Director

ROBERT W. BAIRD & CO.

	By:	/s/ Brian Doyal
Date:	Name:	Brian Doyal
Title:

GLOBAL BPO SERVICES CORP.

	By:	/s/ R. Scott Murray
Date: May 31, 2008	Name:	R. Scott Murray
	Title:	President and Chief Executive Officer